                                                                    EXHIBIT 10.5

                              SECOND AMENDMENT TO
                              --------------------
                     AMENDED AND RESTATED CREDIT AGREEMENT
                     -------------------------------------

     This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of January 14, 2000, is entered into among (1) KSMS-TV,
 ---------
INC., a Delaware corporation, TIERRA ALTA BROADCASTING, INC., a Delaware corporation, CABRILLO BROADCASTING CORPORATION, a California corporation, GOLDEN HILLS BROADCASTING CORPORATION, a Delaware corporation, LAS TRES PALMAS CORPORATION, a Delaware corporation, VALLEY CHANNEL 48, INC., a Texas corporation, TELECORPUS, INC., a Texas corporation, and ENTRAVISION COMMUNICATIONS COMPANY, L.L.C. ("Entravision"), a Delaware limited liability
                                 -----------
company (each a "Borrower," and collectively, the "Borrowers"), (2) the several
                 --------                          ---------
banks and other financial institutions from time to time parties to the Credit Agreement referred to below (the "Lenders") and (3) UNION BANK OF CALIFORNIA,
                                  -------
N.A., as agent for the Lenders (in such capacity, the "Agent").
                                                       -----

                                   RECITALS
                                   --------

     A. The Borrowers, the Lenders and the Agent previously entered into that certain Amended and Restated Credit Agreement dated as of November 10, 1998 (as amended by the First Amendment to Amended and Restated Credit Agreement dated as of December 29, 1999, the "Credit Agreement"). Capitalized terms used herein
                           ----------------
and not defined shall have the meanings assigned to them in the Credit
Agreement.

     B. The Borrowers have informed the Agent that they desire to (i) activate the Incremental Loan facility with an Aggregate Incremental Loan Commitment of $8,000,000 (such Incremental Loan Commitment to be made available by Union Bank of California, N.A.), (ii) consummate the purchase of Stations KATH(FM) and KOFX(FM), El Paso, Texas, from Magic Media, Inc. (the "Magic Media Acquisition")
                                                       -----------------------
for a purchase price of $13,500,000 (net of a previously paid escrow deposit) and (iii) borrow both Revolving Loans and Incremental Loans for the purpose of consummating the Magic Media Acquisition. In addition, the Borrowers have requested that the Incremental Loan facility be amended to permit multiple Activation Notices to be presented thereunder (provided that the Maximum Incremental Loan Facility Amount of $100,000,000 shall not be exceeded).

     C. In connection therewith, the Borrowers have requested that the Agent and the Lenders agree to certain amendments and waivers under the Credit Agreement and the Agent and the Lenders have agreed, in each case subject to the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

     SECTION 1.  Amendments to Credit Agreement.  The Credit Agreement is,
                 ------------------------------
effective as of the date first set forth above, hereby amended as follows:

     (a) The following definitions in Section 1.1 are amended in the following manner:

          (i) the definition of "Activation Date" is amended is its entirety to read as follows:

          "Activation Date":  with respect to any Activation Notice presented
           ---------------
          hereunder, the date set forth therein as the effective date of the portion of the Aggregate Incremental Loan Commitment to be activated pursuant thereto, which date must be during the period from and including the Closing Date to but excluding September 30, 2000.

          (ii) the definition of "Aggregate Incremental Loan Commitment" is amended by deleting the reference to "the Activation Notice" and inserting the following in its place: "the Activation Notices"; and

          (iii) the definition of "Incremental Loan Commitment" is amended by deleting the reference to "the Activation Notice" and inserting the following in its place: "the Activation Notices".

     (b)  Section 2.2 is amended in the following manner:

          (i) The first sentence of subsection (a) is amended in its entirety to read as follows:

                "From time to time, the Borrowers, and all or certain of the Lenders who agree in writing to participate in such facility and who are selected by the Borrowers may, with the consent of the Agent, such consent not to be unreasonably withheld, during the period from and including the Closing Date to but excluding September 30, 2000, agree that such Lenders shall become Incremental Loan Lenders (or, with respect to any Lender already an Incremental Loan Lender, increase its Incremental Loan Commitment) by executing and delivering to the Agent an Activation Notice specifying the respective Incremental Loan Commitments (or additional Incremental Loan Commitment, as applicable) of the Incremental Loan Lenders and the Activation Date, and otherwise duly completed. Notwithstanding any provision in this Agreement to the contrary, the Aggregate Incremental Loan Commitment shall not exceed the Maximum Incremental Loan Facility. Each activation of all or a portion of the Aggregate Incremental Loan Commitment shall be subject to the prior satisfaction of the conditions precedent set forth in Section 4.2."

          (ii) The following sentence contained in subsection (a) shall be deleted: "Only one Activation Notice may be given under this Agreement.";

          (iii) in subsection (f), the parenthetical phrase shall be amended in its entirety to read "(as in effect immediately following the final Activation
Date)";

          (iv) a new subsection (j) is inserted at the end of subsection (i) to read as follows:

                "(j) Upon the effectiveness of each portion of the Aggregate Incremental Loan Commitment activated hereunder, each Incremental Loan Lender shall permit an adjustment (either through prepayment of a portion of its outstanding Incremental Loans or by allocation of borrowings of new Incremental Loans) by the Agent of its outstanding Incremental Loans such that upon such effectiveness, its Incremental Loans outstanding shall equal its Incremental Loan Commitment Percentage (as adjusted to reflect the new Aggregate Incremental Loan Commitment)."

     (c)  Section 2.16(b) is amended in the following manner:

          (i) the reference to "following activation" shall be deleted and the following inserted in its place: "following initial activation"; and

          (ii) each reference to "the Activation Date" shall be deleted and the following inserted in its place: "the initial Activation Date".

     (d)  Section 4.2 is amended in the following manner:

          (i) the first reference to "the Activation Date" shall be deleted and the following inserted in its place: "each Activation Date"; and

          (ii) the second reference to "the Activation Date" shall be deleted and the following inserted in its place: "such Activation Date".

          (e) Section 5.8 is amended by inserting the following before each reference to "6.7(e)": "6.7(a),".

     SECTION 2.  Waiver and Consents.
                 -------------------

     (a) Concurrently herewith Entravision intends to (i) activate the Incremental Loan facility with an Aggregate Incremental Loan Commitment of $8,000,000, (ii) consummate the purchase of Stations KATH(FM) and KOFX(FM), El Paso, Texas, from Magic Media, Inc. (the "Magic Media Acquisition") for a
                                          -----------------------
purchase price of $14,000,000 (net of a previously paid escrow deposit) and
(iii) borrow both Revolving Loans and Incremental Loans for the purpose of consummating the Magic Media Acquisition. Each of the foregoing actions requires (pursuant to Sections 4.2(f), 4.2(g), 4.3(a) and 6.7(a)(i)), as a condition precedent, that no Default exist on a pro forma basis assuming such activation, consummation or borrowing. The Borrowers have informed the Lenders that upon making the borrowings necessary to consummate the Magic Media Acquisition, the Borrowers' Maximum Total Debt Ratio will be 7.10: 1, which is in excess of the Maximum Total Debt Ratio of 6.50:1 required by Section 6.1(a) of the Credit Agreement (such Default, the "Leverage Default"). The Borrowers have requested
                              ----------------
that the Lenders waive the Leverage Default for the purpose of permitting such activation, consummation and borrowing.

     (b) The Borrowers are requesting that the Lenders agree to waive their right under Section 4.3 of the Credit Agreement to require the real property assets (if any) acquired in connection with the Magic Media Acquisition to be pledged to the Lenders as collateral.

     (c) Subject to the fulfillment of the conditions set forth below, the Agent and the Lenders agree to (i) waive the Leverage Default under Sections 4.2(f), 4.2(g), 4.3(a) and 6.7(a)(i), solely for the purpose of allowing such activation, consummation and borrowing, it being understood that nothing in this Amendment shall be construed as waiving the Borrowers' compliance with Section 6.1(a) at any other time, including upon each quarterly testing date therefor, and (ii) grant a consent under 4.3(e) of the Credit Agreement with respect to refraining from perfection of the real property interests acquired in connection with the Magic Media Acquisition. The foregoing waiver and consent are given in this instance only. The foregoing waiver and consent shall not be construed as a waiver of or consent to any violation of, or deviation from, any other term or condition of the Credit Agreement or any other Loan Document, nor shall they be construed to evidence the willingness of the Agent or the Lenders to give any other or additional waiver or consent, whether in similar or different circumstances.

     SECTION 3. Conditions to Effectiveness. This Amendment shall become effective as of the date first set forth above upon receipt by the Agent of the following, in each case in form and substance satisfactory to the Agent:

     (a)  this Amendment, duly executed by the parties hereto; and

     (b) evidence of the Guarantors' consent (provided that delivery of the consent of the Luery Trust shall be on a best efforts basis) to this Amendment on the signature pages hereto.

     SECTION 4.  Representations and Warranties.  Each Borrower hereby
                 ------------------------------
represents and warrants, for the benefit of the Lenders and the Agent, as follows: (a) such Borrower has all requisite power and authority to execute, deliver and perform its obligations under this Amendment, and to perform its obligations under the Credit Agreement, as amended by this Amendment; (b) all actions, waivers and consents necessary or appropriate for such Borrower to execute, deliver and perform this Amendment, and to perform the Credit Agreement, as amended by this Amendment, have been taken and/or received; (c) this Amendment, and the Credit Agreement as amended by this Amendment, constitute the legal, valid and binding obligation of such Borrower (jointly and severally with the other Borrowers) enforceable against it in accordance with the terms hereof; and (d) the execution, delivery and performance of this Amendment, and the performance of the Credit Agreement as amended by this Amendment, will not (i) violate or contravene any material Requirement of Law,
(ii) result in any material breach or violation of, or constitute a material default under, any agreement or instrument by which such Borrower or any of its property may be bound, or (iii) result in or require the creation of any Lien upon or with respect to any properties of such Borrower, whether such properties are now owned or hereafter acquired.

     SECTION 5.  Reference to and Effect on the Credit Agreement and the Other
                 -------------------------------------------------------------
Loan Documents.
--------------

     (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby.

     (b) Except as specifically amended herein, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents, except as specifically set forth herein.

     (d) By execution of this Amendment, Telecorpus, Inc. confirms and agrees that it shall be bound by the First Amendment to Amended and Restated Credit Agreement dated as of December 29, 1999 as if it had executed such Amendment.

     SECTION 6.  Execution in Counterparts.  This Amendment may be executed in
                 -------------------------
any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

     SECTION 7.  Governing Law.  This Amendment shall be governed by, and
                 -------------
construed and interpreted in accordance with, the laws of the State of California (without reference to its choice of law rules).

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              BORROWERS
                              ---------

                              KSMS-TV, INC.

                              By: /s/ Walter F. Ulloa
                              Name: Walter F. Ulloa
                              Title: President

                              TIERRA ALTA BROADCASTING, INC.

                              By: /s/ Walter F. Ulloa
                              Name: Walter F. Ulloa
                              Title: Vice President and Treasurer

                              CABRILLO BROADCASTING CORPORATION

                              By: /s/ Philip C. Wilkinson
                              Name: Philip C. Wilkinson
                              Title: President

                              GOLDEN HILLS BROADCASTING CORPORATION

                              By: /s/ Walter F. Ulloa
                              Name: Walter F. Ulloa
                              Title: President

                              LAS TRES PALMAS CORPORATION

                              By: /s/ Walter F. Ulloa
                              Name: Walter F. Ulloa
                              Title: President

                              TELECORPUS, INC.

                              By: /s/ Walter F. Ulloa
                              Name: Walter F. Ulloa
                              Title: Chairman/CEO

                          VALLEY CHANNEL 48, INC.

                          By: /s/ Walter F. Ulloa
                          Name: Walter F. Ulloa
                          Title: Chairman and Chief Executive Officer

                          ENTRAVISION COMMUNICATIONS COMPANY, L.L.C.

                          By: /s/ Walter F. Ulloa
                          Name: Walter F. Ulloa
                          Title: Chairman and Chief Executive Officer and Managing Member

                          By: /s/ Philip C. Wilkinson
                          Name: Philip C. Wilkinson
                          Title: President, Chief Operating Officer and Managing Member

                          AGENT
                          -----

                          UNION BANK OF CALIFORNIA, N.A., as Agent

                          By: /s/ Jenny Dongo
                          Name: Jenny Dongo
                          Title: Vice President

                          LENDERS
                          -------

                          UNION BANK OF CALIFORNIA, N.A.,
                          as a Lender

                          By: /s/ Jenny Dongo
                          Name: Jenny Dongo
                          Title: Vice President

                          CIBC INC., as a Lender

                          By: /s/ Harold Birk
                          Name: Harold Birk
                          Title: Executive Director CIBC World Markets Corp. as Agent


                          FIRST UNION NATIONAL BANK, as a Lender


                          By: /s/ Bruce W. Loftin
                          Name: Bruce W. Loftin
                          Title: Senior Vice President


                          ABN-AMRO BANK N.V., as a Lender


                          By:____________________________________________
                          Name:__________________________________________
                          Title:_________________________________________


                          By:____________________________________________
                          Name:__________________________________________
                          Title:_________________________________________


                          FLEET BANK, N.A., as a Lender


                          By: /s/ Sharon L. Hawkins
                          Name: Sharon L. Hawkins
                          Title: Vice President


                          CITY NATIONAL BANK, as a Lender


                          By: /s/ David C. Burdge
                          Name: David C. Burdge
                          Title: Senior Vice President

                          THE CIT GROUP/EQUIPMENT FINANCING, INC., as a Lender


                          By: /s/ J.E. Palmer
                          Name: J.E. Palmer
                          Title: Assistant Vice President


                          PARIBAS, as a Lender


                          By:__________________________________________
                          Name:________________________________________
                          Title:_______________________________________


                          THE BANK OF NOVA SCOTIA, as a Lender


                          By: /s/ Ian A. Hodgart
                          Name: Ian A. Hodgart
                          Title: Authorized Signatory


     Each of the undersigned, as a "Guarantor" under the aforementioned Credit Agreement hereby consents to the foregoing Second Amendment to Credit Agreement, and hereby confirms and agrees that the Loan Documents executed by him, her or it are and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects except that, on and after the date first set forth above, each reference in such Loan Documents to "the Credit Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by said Second Amendment to Credit Agreement.


/s/ Walter F. Ulloa
---------------------------
WALTER F. ULLOA


/s/ Philip C. Wilkinson
---------------------------
PHILIP C. WILKINSON

/s/ Paul A. Zevnik
---------------------------
PAUL A. ZEVNIK


/s/ Richard D. Norton
---------------------------
RICHARD D. NORTON


/s/ Yrma G. Rico
---------------------------
IRMA RICO


KEVIN GRENHAM and STEVE G.
ROWLES, Co-Trustees of THE PAUL
A. ZEVNIK TRUST dated November
2, 1996, a trust formed under the laws
of the District of Columbia


By: /s/ Kevin Grenham
    Kevin Grenham, Co-Trustee


By: /s/ Steven G. Rowles
    Steve G. Rowles, Co-Trustee


EDITH SEROS, as Trustee of THE
WALTER F. ULLOA TRUST OF
1996, a trust formed under the laws of
the State of California


By: /s/ Edith Seros, Trustee
    Edith Seros, Trustee

PHILIP C. WILKINSON and WENDY K.
WILKINSON, as Trustees of THE 1994
WILKINSON CHILDREN'S GIFT TRUST,
a trust formed under the laws of the
State of California


By: /s/ Philip C. Wilkinson
    Philip C. Wilkinson, Trustee


By: /s/ Wendy K. Wilkinson, TTEE
    Wendy K. Wilkinson, Trustee


PHILIP C. WILKINSON and WENDY K.
WILKINSON, as Trustees of THE
WILKINSON FAMILY TRUST, a trust
formed under the laws of the State of
California

By: /s/ Philip C. Wilkinson
    Philip C. Wilkinson, Trustee


By: /s/ Wendy K. Wilkinson, TTEE
    Wendy K. Wilkinson, Trustee


CAROL KRUIDENIER LUERY TTE,
CAROL K. LUERY REVOCABLE
TRUST UA DATED 7/27/98

By: _________________________
    Carol Luery, Trustee


ENTRAVISION HOLDINGS, LLC


By: /s/ Walter F. Ulloa
Name: Walter F. Ulloa
Title: Chairman and Chief Executive Officer

ENTRAVISION-EL PASO, L.L.C.


By: /s/ Walter F. Ulloa
Name: Walter F. Ulloa
Title: Chairman and Chief Executive Officer


ENTRAVISION, L.L.C.


By: /s/ Walter F. Ulloa
Name: Walter F. Ulloa
Title: Chairman and Chief Executive Officer


ENTRAVISION COMMUNICATIONS
OF MIDLAND, LLC


By: /s/ Walter F. Ulloa
Name: Walter F. Ulloa
Title: Chairman and Chief Executive Officer


ENTRAVISION MIDLAND HOLDINGS, LLC


By: /s/ Walter F. Ulloa
Name: Walter F. Ulloa
Title: Chairman and Chief Executive Officer


LOS CEREZOS TELEVISION COMPANY


By: /s/ Walter F. Ulloa
Name: Walter F. Ulloa
Title: Chairman and Chief Executive Officer


COMERCIALIZADORA FRONTERA NORTE,
S.A. DE C.V.


By: /s/ Walter F. Ulloa
Name: Walter F. Ulloa
Title: Chairman and Chief Executive Officer